INCOME TAXES - Schedule of Effective Income Tax Rate Reconciliation (Details)	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
INCOME TAXES
US Federal statutory rate	21.00%	21.00%
State income tax, net of Federal benefit	6.52%	6.52%
Share-based compensation	(2.76%)	(3.10%)
Permanent differences and other	(1.46%)	(9.26%)
Change in valuation allowance	(23.30%)	(15.16%)
Effective Income Tax Rate Reconciliation, Percent	0.00%	0.00%